Middleburg Financial Corporation



Annual Meeting

May 7, 2014

Forward-Looking Statements

Certain information contained in this discussion may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to the Company's future operations and are generally identified by phrases such as "the Company expects," "the Company believes" or words of similar import. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For details on factors that could affect expectations, see the Company's Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission.



Mission

To provide high quality financial solutions which aid individuals and businesses in achieving their aspirations, and in so doing, contribute to the welfare of our communities, provide a rewarding work environment for our employees and earn a superior return for our shareholders.



Clients
Communities
Legislative / Regulatory
Shareholders
Employees

We focus on balancing the expectations of four key constituencies – clients, communities, employees and shareholders.

Corporate Profile

- Diversified financial services company founded in 1924
  - Community Bank
  - Trust & Wealth Management
  - Mortgage
  - Commercial Insurance
- Total assets of $1.2 billion
- Consistent growth in Assets, Deposits, and Clients
- Conduct business primarily in Virginia
  - Northern Virginia/ Northern Piedmont
  - Richmond & Williamsburg



Structure



Middleburg Financial Corporation
Middleburg Bank
Middleburg Investment Group
Southern Trust Mortgage
Middleburg Trust Company
Middleburg Investment Services

Management Team

Officer	Title	Years Experience	Years with MBRG
Gary R. Shook	President & CEO, Middleburg Financial Corporation	31	9
John Mason L. Antrim	President, Middleburg Trust Company	23	18
Jeffrey H. Culver	Senior Executive VP, Chief Operating Officer	25	11
David L. Hartley	President & CEO, Middleburg Investment Group	24	15
Kathryn L. Kearns	Executive VP, Chief Credit Officer	32	7
M. Andrew McLean	Executive VP, Chief Lending Officer	35	3
Rajesh Mehra	Executive VP, Chief Financial Officer	28	4
Suzanne K. Withers	Executive VP, Human Resources	40	10



Agenda

- Review of 2013 Performance
- Outlook for 2014
- President's Club



Review of 2013 Performance

Key Indicators


Net Income
Available to MFC Shareholders
$ in Millions
$8
$6
$4
$2
$0
-$2
-$4
2008
2009
2010
2011
2012
2013


Loans
$ in Millions
$750
$700
$650
$600
$550
$500
2008
2009
2010
2011
2012
2013


Deposits
$ in Millions
$1,100
$1,000
$900
$800
$700
$600
$500
2008
2009
2010
2011
2012
2013


Net Interest Margin
4.00%
3.75%
3.50%
3.25%
3.00%
2008
2009
2010
2011
2012
2013

Key Indicators


Assets
$ in Millions
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
2008
2009
2010
2011
2012
2013


Households
18,000
17,500
17,000
16,500
16,000
15,500
15,000
14,500
14,000
13,500
2008
2009
2010
2011
2012
2013


MIG – Assets Under Administration
$ in Millions
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
2008
2009
2010
2011
2012
2013


Southern Trust Mortgage – Volume
$ in Millions
$1,100
$1,000
$900
$800
$700
$600
$500
2008
2009
2010
2011
2012
2013

Well Capitalized



18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.4%
4.0%
5.4%
14.6%
4.0%
10.6%
15.9%
8.0%
7.9%
8.8%
Tier 1 Leverage Ratio
Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio
Tang. Common / Tang. Assets
MFC
PBD
Exceeds

$46 million in excess Total Risk-Based Capital

Outlook for 2014

Our Goal for MFC

"Best-in-class financial services company"

- Compared to peer companies with assets between $500 million and $3 billion, our goal is to be in the top 25% on:
  - Return on average assets (ROAA)
    - *After-tax income divided by average total assets*
  - Return on average equity (ROAE)
    - *After-tax income divided by book value*
  - Efficiency ratio
    - *Operating expenses divided by fee income + tax equivalent net interest income*
  - Net Interest Margin (NIM)
    - *The difference between interest income and interest expense*

Achieving Best-In-Class Status



$2,000
$2,500
$1,500
$6,150
Productivity – $2.0 Million(1)
Loan Growth – $2.5 Million(2)
Problem Loans – $1.5 Million(3)
Net Income – $6.15 Million

(1) $3 million pre-tax annual savings
(2) 5% loan growth for 3 years
(3) $2 million pre-tax decrease in provision & OREO expense

2014 Priorities

1. Increase Revenue
2. Improve Productivity
3. Focus on Risk Management




Productivity



2014 Goals

Increase Revenue

- Goals
  - Grow revenue by 3% to 5%
    - Expand net interest margin
    - Increase loans responsibly
    - Reduce cost-of-funds strategically
    - Grow fee income from subsidiaries
  - Continued growth in non-interest bearing accounts
  - Add new households
- Risks
  - Competition for loans including pricing and loan structure
  - Interest rate environment
  - Extended stock market correction

Revenue = NII prior to provision + Non-Interest Income w/ STM's net contribution

2014 Goals

Improve Productivity

- Goals
  - Lower operating expenses relative to revenue
  - Reduce salary expenses as a percentage of revenue
- Risks
  - Additional regulation could add unforeseen costs




$2,000
$2,500
$1,500
$6,150

2014 Goals

Focus on Risk Management

- Goals
  - Lower non-performing assets relative to total assets
  - Navigate plethora of rules related to Dodd-Frank, Basel, FASB, etc.
- Risks
  - Deterioration in economy
  - Legislative environment is wildcard


$2,000
$2,500
$1,500
$6,150

Q1 2014 Results

- Net income of $1.98 million or $0.28 per diluted share;
- Total revenue of $15.6 million, an increase of 1.5% vs. Q1 2013;
- Credit quality improved with Non Accrual Loans declining 24.7% since December 31, 2013;
- The ratio of Non Performing Assets to Total Assets was 2.04% vs. 2.33% at December 31, 2013 and 2.77% at March 31, 2013;
- Net interest margin of 3.54% vs. 3.43% for the previous quarter and 3.45% for Q1 2013;
- Loans held-for-investment increased by $3.0 million or 0.4% since December 31, 2013; and,
- Capital ratios continue to be strong:
  - Tangible Common Equity Ratio of 9.19%
  - Total Risk-Based Capital Ratio of 15.93%
  - Tier 1 Risk-Based Capital Ratio of 14.67%
  - Tier 1 Leverage Ratio of 9.61%

Summary

Well positioned for sustained performance:

- Diverse set of financial solutions meets clients' diverse needs;
- Expanded geography reduces dependence on any one region;
- Technology solutions reduces cost of service delivery and provides clients with greater convenience;
- Improved operational processes meet client needs in a timely and cost-efficient manner; and,
- Management team committed to the future of the company.

Questions?



Middleburg
Financial Corporation

